UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 17, 2012

Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 27, 2012, Crown Crafts, Inc. (the “Company”) filed with the Securities and Exchange Commission a proxy statement relating to the annual meeting of stockholders of the Company to be held at the Company's executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana, on August 14, 2012, at 10:00 a.m. In that proxy statement, the Company submitted a proposal to its stockholders to approve an amendment to the Company's 2006 Omnibus Incentive Plan to increase the aggregate number of shares of the Company's Series A common stock subject to award thereunder from 1,925,000 to 2,775,000.

In response to feedback from Wynnefield Partners Small Cap Value, L.P. (together with its affiliates, “Wynnefield”), which beneficially owned in the aggregate 16.1% of the outstanding shares of the Company's Series A common stock as of June 15, 2012, the record date for the annual meeting, the board of directors and the compensation committee considered further the proposal to increase the number of shares available for award under the omnibus plan. On July 17, 2012, after such further review and consideration, the compensation committee recommended, and the board of directors approved, limiting the increase in the number of shares available for award under the omnibus plan to only 2,375,000 shares. Wynnefield has agreed to vote its shares of the Company's Series A common stock at the annual meeting in favor of this share increase.

As a result of the foregoing, if the Company's stockholders approve the proposed amendment to the omnibus plan at the annual meeting, the Company will not, without further stockholder approval, effectuate an amendment to the omnibus plan to increase the aggregate number of shares available for award thereunder to more than 2,375,000 shares.

Stockholders who have already submitted a proxy and wish to change their vote in light of the foregoing may do so, as provided in the proxy statement, by (i) delivering to the secretary of the Company a signed notice of revocation bearing a date later than the date of the proxy and stating that the proxy is revoked, (ii) granting a new proxy relating to the same shares and bearing a later date, or (iii) attending the annual meeting and voting in person. If shares are held in the name of a broker, bank or other nominee, the stockholder wishing to change his or her vote must submit new voting instructions to his or her broker, bank or other nominee. Stockholders who have already submitted a proxy and do not wish to change their vote need not execute a new proxy.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. 99.1 Press Release dated July 18, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CROWN CRAFTS, INC.

By:	/s/ E. Randall Chestnut
E. Randall Chestnut,
President and Chief Executive Officer

Dated: July 18, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated July 18, 2012